                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) -- JANUARY 16, 1998
                                                    ----------------

                                   BYL BANCORP
                                   -----------
              (Exact name of registrant as specified in its charter)

      CALIFORNIA                    000-23257                  33-0755794
      ----------                    ---------                  ----------
(Name or jurisdiction              (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.

18206 IMPERIAL HIGHWAY, YORBA LINDA, CA                                92886
---------------------------------------                                -----
(Address of principal executive officer)                            (Zip Code)

(Registrants' telephone number, including area code) -- (714) 996-1800



                                      NA
                                      --
            (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS
         ------------

      Attached hereto as Exhibit 99 is a Press Release announcing BYL Bancorp's financial results for the year ended December 31, 1997. Final audited financial statements with additional analysis will be filed as part of Company's Form 10-K in March, 1998.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

      (c) Exhibits.

      99(1) Copy of the aforementioned Press Release.














                                     SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BYL BANCORP



Dated: January 16, 1998                     By: /s/ BARRY J. MOORE
                                                ----------------------------
                                                Barry J. Moore
                                                Senior Executive Vice President


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